Third Quarter 2016 Results October 21, 2016 10:00 AM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com Replay Through November 4, 2016 877-660-6853 Domestic 201-612-7415 International Conference ID: # 13647844 Webcast Replay at www.altramotion.com Exhibit 99.2

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Additionally, there can be no assurance that shares will be repurchased in the future under the new share repurchase program, as the new share repurchase program may be limited or terminated at any time without notice and because actual share repurchases will be subject to a variety of factors, including without limitation market conditions and share price. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, those relating to the Company's expectations around the Company’s new share repurchase program, the method and manner in which the Company may implement its new share repurchase program, the Company’s plan to return cash to shareholders through the new share repurchase program, the Company’s progress on corporate initiatives, including its supply chain management initiative and Operational Excellence program and expectations regarding opportunities to leverage cost synergies through the initiatives as a result of the Stromag acquisition, the Company's views and assessment of economic conditions, end market conditions and industrial demand, the Company's expectations with respect to sales, the Company’s progress on executing its acquisition and organic growth strategies and new product development, the Company’s progress on implementing profit improvement initiatives, the Company's progress and future plans on implementing and pursuing consolidation and cost reduction activities and the cost savings associated therewith, the number and timing of the Company’s plant closures, the impact and timing of the Company's cost management and restructuring activities on earnings, margins and shareholder value, the Company's unaudited 2016 financial information, the Company's guidance for full year 2016, the Company’s expectations regarding complementary products, greater presence in key geographic regions and penetration into new growth end markets as a result of the Stromag acquisition, the Company’s expectations regarding opportunities for multiple sales forces to cross sell products into new markets as a result of the Stromag acquisition, the Company's progress and future plans on implementing and pursuing consolidation and cost reduction activities and the cost savings associated therewith, the Company’s expectations of the benefits and synergies associated with the Stromag acquisition, the timing of closing the Stromag acquisition, and the Company’s expectations regarding the extent and timing of the accretive impact of the Stromag acquisition on earnings.   In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage and operating covenants under our debt instruments, (19) risks associated with restrictions contained in our Convertible Notes and Credit Facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our ERP system, (23) risks associated with the Svendborg and Guardian and Stromag acquisitions and integration and other acquisitions, including but not limited to risks related to the integration of Stromag’s sales force, management team and other employees and failure to close the Stromag acquisition, (24) risks associated with the closure of the Company's manufacturing facility in Changzhou, China, (25) risks associated with certain minimum purchase agreements we have with suppliers, (26) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (27) risks associated with interest rate swap contracts, (28) risks associated with the potential dilution of our common stock as a result of our convertible notes, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) risk associated with the UK vote to leave the European Union and (33) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Industrial Motion Corp. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise.    1

Third Quarter 2016 Highlights Gross profit as a percent of net sales increased 80 basis points to 31.3% Net sales decreased 5% from the third quarter of 2015 Income from operations as a percent of net sales was 6%. Non-GAAP income from operations as a percent of net sales was 9% * Completed our sixth plant closure Announced new $30 million share repurchase program Strategic initiatives on track * See Appendix 2

End Market Review Sales at Distribution were down significantly year over year Turf and Garden sales were down from last year due to a tough comparable Ag market sales were up from last year but continue to be weak Oil and gas down year over year, but order rates were stronger Renewable energy continues to be strong globally Metals continue to be weak Mining sales were down, but order rates have improved 3

Q3 2016 Financial Highlights 4   QTD QTD       Q3 2016 Q3 2015 $ Change % Change   ($ millions)               Net sales $173.1 $183.1 ($9.9) -5.4%           Gross Profit $54.2 $55.8 ($1.6) -2.9% % of net sales 31.3% 30.5%               SG&A $36.1 $34.3 $1.8 5.2% % of net sales 20.9% 18.7%               Income from operations $10.4 $16.7 ($6.3) -37.7% % of net sales 6.0% 9.1%               Net Income $5.3 $10.2 ($4.9) -48.0% % of net sales 3.1% 5.6%               Earnings Per Share:       Diluted $0.20 $0.39 ($0.19) -48.7% Non-GAAP Diluted * $0.35 $0.43 ($0.08) -18.6%           Weighted Average Common     Shares Outstanding:       Diluted 26,021 26,145 (124) -0.5%           * See Appendix

Selected Segment Data 5 $ Millions Q3 2016 Q3 2015 Diff Q3 2016 Q3 2015 Diff Q3 2016 Q3 2015 Diff Net sales $77.4 $85.8 ($8.4) $50.7 $50.4 $0.3 $47.0 $48.8 ($1.8) Income from operations $6.6 $8.9 ($2.3) $6.6 $4.8 $1.8 $5.7 $6.2 ($0.5) % of net sales 8.5% 10.4% 13.0% 9.5% 12.1% 12.7% Couplings, Clutches & Brakes (CCB) Electric Clutches & Brakes (ECB) Gearing

Balance Sheet Highlights Total Debt less Cash decreased by approximately $24.0 million year over year Repurchased 5,461 shares in Q3 Announced new share repurchase program authorizing the buyback of up to $30.0 million of Altra common stock through December 2019. 6 Balance Sheet Highlights (amounts in millions) Q3 2016 Q3 2015 Cash $39.8 $49.6 Total Debt $216.2 $249.9 Total Debt less Cash $176.4 41.3% $200.3 44.7% Shareholders' Equity $250.9 58.7% $248.1 55.3% Shareholders' Equity plus Debt, less Cash $427.3 100.0% $448.4 100.0% Shares Outstanding 26.0 26.1 (0.10)

2016 Guidance $705 - $715 Million in sales $1.25 - $1.30 diluted earnings per share $1.45 - $1.50 Non-GAAP diluted earnings per share * $20 - $24 Million in capital expenditures $30 - $32 Million in depreciation and amortization Tax rate approximately 29% - 31% before discrete items * See Appendix 7

Business Simplification On Track 8 Long Term Objective YTD Results Current Status Operational Improvements Reduce the number of facilities by 20% to 30% Restructuring and cost reductions have improved margins Bauer improvement is on track Facility consolidations are on track Strategic Pricing Operating margin improvement of 50 bps per year Pricing environment is more challenging Continue to find strategic pricing opportunities Supply Chain Management Implement hybrid SCM structure to reduce material spend Initial training is complete Reorganization of procurement organization is completed SAP Deployment Entire organization on the same instance of SAP Next phase of implementation started Revenue Growth Growth in excess of GDP Key end market declines overwhelm continued success in marketplace and operational improvements Lean Market leader for lead time and on time delivery Market leader for innovative solution responsiveness Model Value Stream results are meeting expectations

9 Stromag Acquisition Announcing the intent to acquire Stromag (shares and assets) €184 million cash with €14 million in assumed debt, subject to post closing adjustments for working capital and debt-like items A leading electromechanical power transmission and motion control company with 2015 sales of €131 million To be financed with recently expanded credit facility Expected to be accretive to EPS and margins in 2017 and beyond Expect €5 to €7 million of annual synergies within 3 to 4 years Transaction expected to close in Q1 2017 Completion subject to customary anti-trust approval Transaction Overview

Well-recognized brand, founded in 1932 Headquartered in Germany with manufacturing locations in Germany, France, the UK, the US, China, India and Brazil Leading global supplier of engineered clutches, brakes, couplings and limit switches Diverse niche markets with a strong position in cranes, marine, off-highway and energy Strong management team and approximately 750 employees Stromag Acquisition – The Company Company Overview Toothed Clutch Limit Switch Multidisc Brake 2015 Total Stromag Revenues By Geography 2015 Total Stromag Revenues By Market Torsional Coupling Disc Brake 10

Beneficial Product Portfolio Highly engineered, complementary products Expands customer solutions, strengthens our product offering Favorable Market Exposure Improves Altra access to crane, marine, off-highway and other markets Cross-selling opportunities and improved customer coverage Geographic Diversity Pro forma combination 50% revenues in N. America / 50% ROW Adds footprint in India, facility consolidation opportunities in Brazil, China and the US Value-Creating Transaction Expected to be accretive in year one Margins higher than current Altra company average Stromag Acquisition – Strategic Rationale Altra’s fundamental acquisition premise is to be a consolidator within the industrial power transmission industry by acquiring good businesses that we know and understand. This strategy mitigates risk, allows Altra to serve customer requirements with a broader portfolio of solutions and offers the opportunity to deploy executable and value creating synergies. For multiple reasons, Stromag is an outstanding acquisition for Altra. 11

Finance through existing credit facility Upsize facility by $75 million to $425 million Reset expansion to $150 million Increase multi-currency sublimit to $250 million allows a substantial portion of the financing to occur in Euros Pricing grid and maturity (Oct. 2020) remain unchanged Leverage ratio within company-stated objectives Cash generation will enable timely de-levering Stromag Acquisition - Financing 12

Stromag - A Great Acquisition Creates shareholder value Improves financial performance Expected to be accretive in Year One Robust and achievable potential synergies Expands geographic footprint Complementary products and markets Strengthens and expands relationships with customers Adds to Altra’s technical capabilities with a solid management team and highly skilled associates 13

Discussion of Non-GAAP Measures *As used in this release and the accompanying slides posted on the Company's website, non-GAAP diluted earnings per share, non-GAAP income from operations and non-GAAP net income are each calculated using either net income or income from operations that excludes acquisition related expenses, restructuring costs, and other income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities. Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories. Altra believes that the presentation of non-GAAP net income, non-GAAP income from operations, non-GAAP diluted earnings per share, non-GAAP free cash flow and non-GAAP operating working capital provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. 14

Appendix Non-GAAP Measures * 15 Non-GAAP Net Income         (amounts in millions)         Q3 2016 Q3 2015     Reported Net Income $5.3 $10.2   Restructuring and consolidation costs 3.9 0.7   Legal Fees associated with the pursuit of unfair trade remedy 0.2 -   Supplier warranty provision - 2.1   Acquisition related expenses 1.1 0.1   Tax impact of above adjustments (1.5) (1) (0.8) (2) Tax impact of foreign reorganization - (0.9)   Non-GAAP net income 9.0 11.3   Non-GAAP diluted earnings per share $0.35 $0.43       (1) tax impact is calculated by multiplying the estimated effective tax rate, 28.6% by the above items     (2) tax impact is calculated by multiplying the estimated effective tax rate, 29.6% by the above items Non-GAAP Income from operations         (amounts in millions)         Q3 2016 Q3 2015         Reported Income from Operations $10.4 $16.7   Restructuring and consolidation costs 3.9 0.7   Legal Fees associated with the pursuit of unfair trade remedy 0.2 -   Supplier warranty provision - 2.1   Acquisition related expenses 1.1 0.1   Non-GAAP income from operations $15.6   $19.5   Non-GAAP Operating Working Capital       (amounts in millions)     Q3 2016 Q3 2015   Accounts Receivable $104.7 $104.4 Inventories 121.4 126.0 Accounts Payable (41.8) (46.6) Operating Working Capital $184.3   $183.8 Free Cash Flow               (amounts in millions)         Q3 2016 Q3 2015 YTD 2016 YTD 2015   Operating Cash Flow $16.4 $33.4 $46.9 $63.5 Less Capex (4.8) (5.7) (15.7) (19.2) Free Cash Flow $11.6   $27.7   $31.2   $44.4 Non-GAAP Diluted EPS Guidance     (amounts in millions)         Projected Fiscal Year 2016   Net Income per share Diluted $1.25 - $1.30   Restructuring and consolidation costs $0.20   Legal fees associated with the pursuit of unfair trade remedy $0.03   Acquisition related expenses $0.06   Tax impact of anove adjustments** ($0.09)   Non-GAAP Diluted EPS Guidance $1.45 - $1.50       ** Tax impact is calculated by multiplying the effective tax rate for the period of 31% by the above items

Appendix Non-GAAP EBITDA Reconciliation 16 * Based upon management's estimate of Stromag's financial results for the last twelve months. Stromag's actual historical results have not yet been subject to an audit and can not be verified at this point in time.  Moreover, the non-GAAP adjusted EBITDA of Stromag can not be reconciled to actual results because no such results are yet available to management.  Nonetheless, management believes that an estimate of Stromag's adjusted EBITDA is important to the Company's investors because it provides an estimated indication of the Company's potential ability to service debt and incur additional leverage, if any. Non-GAAP EBITDA Reconciliation                     (amounts in millions)         Q4 2015 Q1 2016 Q2 2016 Q3 2016 LTM     Net Income $6.1 $8.8 $9.3 $5.3 $29.5   Asset Impairment and Other, Net 0.8 0.6 (0.3) 0.2 1.3   Taxes 4.4 3.5 4.1 2.2 14.2   Interest Expense, net 3.3 2.9 2.9 2.8 11.9   Depreciation Expense 5.4 5.1 5.4 5.7 21.6   Amortization Expense 2.2 2.1 2.2 2.1 8.6   Stock Compensation Expense 1.2 1.2 1.1 1.1 4.6   Restructuring and consolidation expense 2.2 1.6 1.6 3.9 9.3   Adjusted EBITDA $25.6 $25.8 $26.3 $23.3 $101.0   Estimated Stromag Adjusted EBITDA * $22.6   Proforma Combined Adjusted EBITDA $123.6